                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X]  Filed by the Registrant                   [ ]  Filed by a Party other than the
                                               Registrant

Check the appropriate box:
[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                                   Filing by:

                                   RETEK INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  [RETEK LOGO]

                                                                  April 27, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of stockholders of Retek Inc. ("Retek"), a Delaware corporation, to be held on Tuesday, May 29, 2001 at our corporate headquarters, 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota. The Annual Meeting will commence at 11:00 AM, local time.

     At the Annual Meeting, you will be asked to consider and vote upon the following:

     1. The election of two Class II directors; and

     2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the 2001 fiscal year.

     The attached Proxy Statement presents the details of these proposals.

     OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSAL (2) ABOVE AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL'S APPROVAL AND ADOPTION.

     YOUR PARTICIPATION AND VOTE ARE IMPORTANT. THE ELECTION OF EACH OF THE TWO CLASS II DIRECTORS WILL NOT BE EFFECTED WITHOUT THE AFFIRMATIVE VOTE OF A PLURALITY OF THE OUTSTANDING COMMON STOCK PRESENT AND VOTING AT THE ANNUAL MEETING. THE ADOPTION OF PROPOSAL (2) WILL NOT BE EFFECTED WITHOUT THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE OUTSTANDING COMMON STOCK PRESENT AND VOTING AT THE ANNUAL MEETING.

     FOR FURTHER INFORMATION REGARDING THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING, I URGE YOU TO CAREFULLY READ THE ACCOMPANYING PROXY STATEMENT, DATED APRIL 26, 2001. If you have more questions about these proposals or would like additional copies of the Proxy Statement, you should contact Gregory A. Effertz, Chief Financial Officer of Retek Inc., 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota 55402, telephone (612) 630-5700. Even if you plan to attend the Annual Meeting in person, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope or by electronic means. This will not limit your right to attend or vote at the Annual Meeting.

                                          Sincerely,

                                          /s/ John Buchanan
                                          John Buchanan
                                          Chairman and Chief Executive Officer

     The accompanying Proxy Statement is dated April 27, 2001 and is first being mailed to stockholders on or about May 3, 2001.

                                  [RETEK LOGO]
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 29, 2001
                            ------------------------

To the Stockholders of
RETEK INC.:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders ("Annual Meeting") of Retek Inc. ("Retek"), a Delaware corporation, will be held at our corporate headquarters, 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota. The Annual Meeting will commence at 11:00 AM, local time, for the following purposes:

     1. To elect two Class II directors, each to serve a three-year term;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as Retek's independent accountants for the 2001 fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on March 30, 2001 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available at Retek's corporate headquarters located at 801 Nicollet Mall, 11th Floor, Minneapolis, MN during ordinary business hours for the ten day period prior to the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or by electronic means. Any stockholder attending the Annual Meeting may vote in person, even though he or she has previously returned a proxy.

                                          By Order of the Board of Directors of
                                          Retek Inc.

                                          /s/ Gregory A. Effertz
                                          Gregory A. Effertz
                                          Chief Financial Officer, Vice
                                          President, Finance &
                                          Administration, Treasurer and
                                          Secretary

Minneapolis, Minnesota
April 27, 2001

                             YOUR VOTE IS IMPORTANT

        In order to ensure your representation at the Annual Meeting, you are requested
to complete, sign and date the enclosed proxy as promptly as possible and return it in the
                   enclosed envelope or by electronic means.

                                  [RETEK LOGO]

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is being furnished by our board of directors to holders of our common stock, par value $0.01 per share, in connection with the solicitation of proxies by our board of directors for use at the annual meeting of our stockholders (the "Annual Meeting") to be held on Tuesday, May 29, 2001, at our corporate headquarters, 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota, commencing at 11:00 AM, local time, and at any adjournment or postponement thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

     Our complete mailing address is Retek Inc., 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota 55402, and our telephone number is (612) 630-5700.

     This Proxy Statement and the accompanying form of proxy are first being mailed to our stockholders on or about May 3, 2001.

STOCKHOLDERS ENTITLED TO VOTE; VOTE REQUIRED

     Our board of directors fixed the close of business on March 30, 2001 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Accordingly, only holders of record on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were outstanding and entitled to vote 48,388,354 shares of common stock constituting all of our voting stock. As of the Record Date, there were approximately 219 holders of record of shares of our common stock. A plurality of the shares present in person or represented by proxy at the meeting, entitled to vote in the election and actually cast, will elect the two Class II directors. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the Annual Meeting during ordinary business hours at our headquarters located at 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota 55402. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     Shares of our common stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. Shares which abstain from voting, and shares held by a broker nominee in "street name" which indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists, but will not be considered as votes cast and, accordingly, will have no effect on the outcome of the vote with respect to a particular matter.

PROXIES

     This Proxy Statement is being furnished to you in connection with the solicitation of proxies by, and on behalf of, our board of directors for use at the Annual Meeting, and is accompanied by a form of proxy.

     All shares of our common stock that are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted as recommended by our board of directors.

     If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn such Annual Meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with our Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to us before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of the proxy). Any written notice of revocation or subsequent proxy should be sent to Retek Inc., 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota 55402, Attention: Secretary, or hand delivered to our Secretary at or before the taking of the vote at the Annual Meeting.

     We will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

     Pursuant to our Amended and Restated Certificate of Incorporation, holders of shares of the common stock are entitled to elect the members of our board of directors. Our Amended and Restated Certificate of Incorporation requires that our board of directors consist of not less than three and not more than ten members. In addition, the members of our board of directors serve staggered three-year terms. The following table shows the members of the different classes of the board of directors.

  CLASS    EXPIRATION OF TERM     BOARD MEMBERS
  -----    -------------------  -----------------
Class I    2003 Annual Meeting  Glen A. Terbeek
                                Stephen E. Watson
Class II   2001 Annual Meeting  John Buchanan
                                N. Ross Buckenham
Class III  2002 Annual Meeting  Ward Carey

     Our board of directors has nominated each of the Class II directors named above for an additional three-year term. The persons named as proxies in the enclosed form of proxy intend to vote your proxy for the re-election of the Class II directors, unless otherwise directed. If, contrary to our expectations, a nominee should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the board of directors.

     Two Class II directors are to be elected to our board of directors at the Annual Meeting for a three-year term ending in 2004.

NOMINEES

NAME                          CLASS   AGE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                          -----   ---   --------------------------------------------
John Buchanan                   II    44    Mr. Buchanan joined us in May 1995 and is currently
                                            our chairman and chief executive officer. Mr. Buchanan
                                            has served on our board of directors since September
                                            1999. From October 1991 to May 1995, he served as
                                            president of Transpacific Information Systems Inc., a
                                            technology investment company principally involved in
                                            introducing internationally developed software
                                            products into North America. Mr. Buchanan holds a
                                            Bachelor of Commerce in Accounting and Computer
                                            Systems from the University of Otago, New Zealand.

NAME                          CLASS   AGE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                          -----   ---   --------------------------------------------
N. Ross Buckenham               II    43    Mr. Buckenham has served on our board of directors
                                            since November 1999. Mr. Buckenham has served as
                                            president of WebLink Wireless, Inc., a wireless
                                            messaging company, since November 1997. From January
                                            1996 to November 1997, Mr. Buckenham served with
                                            WebLink Wireless, Inc. in a number of senior
                                            management positions. From 1992 to 1996, Mr. Buckenham
                                            served as president of Touchtone Solutions, Inc., a
                                            telecommunications and interactive voice response
                                            software and services company. From 1984 to 1991, Mr.
                                            Buckenham served with Aquanautics Corporation, a
                                            developer of oxygen technologies for applications in
                                            the food and defense industries, initially as vice
                                            president of development and then as its president.
                                            From 1981 to 1984, Mr. Buckenham served with Bain &
                                            Co., a management consulting company, as a senior
                                            consultant to companies in the voice processing,
                                            technology, finance and health care industries. Mr.
                                            Buckenham holds a Masters in Business Administration
                                            from Harvard University and a Bachelor of Science in
                                            Chemical Engineering from Canterbury University, New
                                            Zealand.

CONTINUING DIRECTORS

NAME                          CLASS   AGE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                          -----   ---   --------------------------------------------
Glen A. Terbeek                  I    58    Mr. Terbeek has served on our board of directors since
                                            November 1999. Mr. Terbeek is currently a consultant
                                            with Breakaway Strategies, Inc., an independent
                                            consulting company he founded in January 1999. From
                                            1965 to December 1998, Mr. Terbeek was with Andersen
                                            Consulting, a management consulting company, where he
                                            was most recently a managing partner of Andersen's
                                            Food and Packaged Goods Industry Practice. Mr. Terbeek
                                            holds a Masters in Business Administration in
                                            quantitative methods from the University of Michigan
                                            and a Bachelor of Arts in Mathematics and Physics from
                                            Hope College.
Stephen E. Watson                I    55    Mr. Watson has served on our board of directors since
                                            November 1999. Mr. Watson has served as chief
                                            executive officer of Gander Mountain LLC, a specialty
                                            retailer of outdoor recreational equipment and
                                            clothing, since November 1997. From March 1996 to
                                            November 1997, Mr. Watson was retired. From 1990 to
                                            1996, Mr. Watson served as president and a member of
                                            the board of directors of Dayton Hudson Corporation, a
                                            general merchandise retailer. Mr. Watson has also
                                            served as a director of Shopko Stores Inc., a chain of
                                            retail stores specializing in discount merchandise,
                                            since 1996. Mr. Watson holds a Bachelor of Arts in
                                            American History and Literature from Williams College
                                            and a Masters in Business Administration from Harvard
                                            University.

NAME                          CLASS   AGE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                          -----   ---   --------------------------------------------
Ward Carey III                 III    36    Mr. Carey has served on our board of directors since
                                            November 1999. Mr. Carey has served as a partner with
                                            Kevin Dann & Partners LLC since October 2000. Prior to
                                            joining Dann & Partners LLC, Mr. Carey served as
                                            senior vice president of business strategy of HNC
                                            Software, Inc. from March 1999 to October 2000. Prior
                                            to joining HNC, from July 1998 to March 1999, Mr.
                                            Carey was with Credit Suisse First Boston Corporation,
                                            a global investment banking firm, where Corporation, a
                                            global investment banking firm, where he served as a
                                            charter member of the Technology Group. From May 1996
                                            to July 1998, Mr. Carey was with Deutsche Bank
                                            Securities, a global investment banking firm, where he
                                            served as a charter member of the Technology Group.
                                            From January 1991 to May 1996, Mr. Carey was with BT
                                            Alex. Brown, a financial services company, where he
                                            served in several management positions. Mr. Carey
                                            holds a Bachelor of Arts in Political Science from
                                            Columbia University, New York.

BOARD OF DIRECTORS' COMMITTEES AND MEETINGS

     Our board of directors met six times and acted by unanimous written consent seven times during fiscal year 2000. During fiscal year 2000, none of our current directors attended fewer than 75 percent of the aggregate of the total number of meetings held by our board of directors and the total number of meetings held by all committees of the board of directors on which each such director served. Our board of directors has an audit committee and a compensation committee.

     Our audit committee consists of Messrs. Hart, Buckenham and Watson. Mr. Terbeek is chairman of our audit committee. Our audit committee met four times and acted by unanimous written consent once during fiscal year 2000. The responsibilities of our audit committee include recommending to the board of directors the independent public accountants to be selected to conduct the annual audit of our accounts; reviewing the proposed scope of such audit and approving the audit fees to be paid; reviewing and discussing with management and the independent public accountants the financial statements to be included in the quarterly and annual reports we file with the Securities and Exchange Commission; and reviewing the adequacy and effectiveness of our internal auditing, accounting and financial controls with the independent public accountants and our financial and accounting staff. On April 25, 2001, our board of directors adopted the amended and restated written charter of our audit committee. This charter is attached to this proxy statement as Exhibit A. All members of our audit committee are independent under the requirements of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     Our compensation committee consists of Messrs. Buckenham and Carey. Mr. Buckenham is chairman of our compensation committee. Our compensation committee met once and acted by unanimous written consent once during fiscal year 2000. Our compensation committee is responsible for establishing compensation policies consistent with corporate objectives and stockholder interests and approving and/or recommending to the board of directors levels of compensation for our senior executives. Our compensation committee also administers grants under our stock-based and other performance-based incentive compensation plans and adopts and/or recommends to our board of directors new plans or changes in compensation programs. The compensation committee may not include any employee of Retek.

     Our board of directors may, from time to time, establish certain other committees to facilitate the management of Retek.

DIRECTOR COMPENSATION

     Directors who are not employed by us are referred to as independent directors and are reimbursed for reasonable expenses incurred in attending our board of director or committee meetings. Except for Mr. Ward Carey, each of our independent directors was granted options to purchase 25,000 shares of our common stock pursuant to the 1999 Directors Stock Option Plan upon his initial election to our board of directors. Mr. Carey was an employee of HNC Software, Inc. at the time of his initial election to our board of directors and, as a result, was ineligible to participate in our 1999 Directors Stock Option Plan. Mr. Carey resigned his position with HNC in October 2000 and now serves as one of our independent directors. Mr. Carey received a grant in January 2001 to purchase 25,000 shares of our common stock pursuant to our 1999 Directors Stock Option Plan. Each of our independent directors is also granted options to purchase 7,500 shares of our common stock annually so long as he remains a member of our board of directors. These option grants to our directors become exercisable one year from the grant date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists between our board of directors or our compensation committee and the board of directors or compensation committee of any other company, and no interlocking relationship existed in the past.

                       PROPOSAL NO. 2 -- RATIFICATION OF
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Our board of directors, upon the recommendation of our audit committee, has appointed PricewaterhouseCoopers LLP as our independent accountants to audit our consolidated financial statements for the 2001 fiscal year. This appointment is being presented to the stockholders for ratification at the Annual Meeting. PricewaterhouseCoopers LLP has served as our independent accountants since 1999. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement should they desire to do so, and are expected to be available to respond to appropriate questions from the stockholders.

FEES TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEAR 2000

     AUDIT FEES. Audit fees billed to us by PricewaterhouseCoopers LLP for services rendered for the audit of our 2000 fiscal year financial statements included in our Annual Report on Form 10-K and the review of our interim financial statements included in our 2000 fiscal year Quarterly Reports on Form 10-Q totaled $150,487.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
FEES. PricewaterhouseCoopers LLP did not render any financial information systems design and implementation services to us during our 2000 fiscal year.

     ALL OTHER FEES. Fees billed to us by PricewaterhouseCoopers LLP for all other non-audit services rendered to us, including tax related services, during our 2000 fiscal year totaled $376,858.

     OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE 2001 FISCAL YEAR AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

     The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (at which a quorum is present) is required to ratify the board of directors' selection of PricewaterhouseCoopers LLP. If the appointment is not ratified, the board of directors will seek other independent auditors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table presents information regarding the beneficial ownership of our outstanding common stock as of March 30, 2001 for the following stockholders:

     - each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

     - each of our directors;

     - our chief executive officer and our four other most highly-paid executive officers in 2001; and

     - all of our directors and executive officers as a group.

     Percentage ownership calculations are based upon 48,388,354 shares of our common stock outstanding as of March 30, 2001. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 30, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other stockholder. To our knowledge, except as indicated in the footnotes to the table and under applicable community property laws, the stockholders named in the table have sole voting and investment power over all shares listed in the table. Except as otherwise indicated in the table, the business address of all persons listed is c/o Retek Inc., 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota 55402.

                                                  NUMBER OF SHARES OF     PERCENTAGE OF OUTSTANDING
                                                  RETEK BENEFICIALLY     SHARES OF RETEK BENEFICIALLY
NAME OF BENEFICIAL OWNER                                 OWNED                      OWNED
------------------------                          -------------------    ----------------------------
5% STOCKHOLDERS:
The TCW Group, Inc.(1)(2).......................       5,713,436                     11.8%
  865 South Figueroa Street
  Los Angeles, California 90017
Robert A. Day(1)(3).............................       5,713,436                     11.8%
  865 South Figueroa Street
  Los Angeles, California 90017
Entities Affiliated with
  Putnam Investments, LLC(1)(4).................       5,316,678                     11.0%
  One Post Office Square
  Boston, Massachusetts 02109
Capital Research and Management
  Company(1)(5).................................       3,332,770                      6.9%
  333 South Hope Street
  Los Angeles, California 90071
Entities Affiliated with
  Franklin Resources, Inc.(1)(6)................       3,223,660                      6.7%
  777 Mariners Island Blvd
  San Mateo, California 94404

                                                  NUMBER OF SHARES OF     PERCENTAGE OF OUTSTANDING
                                                  RETEK BENEFICIALLY     SHARES OF RETEK BENEFICIALLY
NAME OF BENEFICIAL OWNER                                 OWNED                      OWNED
------------------------                          -------------------    ----------------------------
Charles B. Johnson(1)(7)........................       3,223,660                      6.7%
  777 Mariners Island Boulevard
  San Mateo, California 94404
Rupert H. Johnson, Jr.(1)(8)....................       3,223,660                      6.7%
  777 Mariners Island Boulevard
  San Mateo, California 94404
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
John Buchanan(9)................................         365,077                        *
John L. Goedert(10).............................          78,973                        *
Jeremy P. Thomas(11)............................          39,790                        *
David A.J. Bagley(12)...........................          81,216                        *
Greg Effertz(13)................................          70,412                        *
N. Ross Buckenham...............................          25,000                        *
Ward Carey......................................               0                        *
Glen A. Terbeek.................................          25,000                        *
Stephen E. Watson...............................          25,000                        *
All current executive officers and directors as
  a group (10 persons)(14)......................         719,695                      1.5%

-------------------------

  *  Less than 1%.

 (1) This information was obtained from filings made with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934.

 (2) The TCW Group, Inc. shares voting and investment power over the shares held by it with Robert A. Day and disclaims beneficial ownership of such shares.

 (3) Robert A. Day shares voting and investment power over the shares held by him with The TCW Group, Inc. and disclaims beneficial ownership of such shares. Robert A. Day is a significant shareholder of The TCW Group, Inc. and also serves as chairman of its board of directors and its chief executive officer.

 (4) Represents 4,214,634 shares held by Putnam Investment Management, LLC and 1,102,044 shares held by Putnam Advisory Company, LLC. Putnam Investment Management, LLC and Putnam Advisory Company, LLC are wholly owned registered investment advisers of Putnam Investments, LLC. Putnam Investments, LLC shares investment power over the shares held by it but does not hold voting power over the shares held by it, except for 178,800 shares over which it shares voting power. Putnam Investments, LLC disclaims beneficial ownership of the shares held by it. Putnam Investment Management, LLC shares investment power over the shares held by it but does not hold voting power over the shares held by it. Putnam Advisory Company, LLC shares investment power over the shares held by it. Putnam Advisory Company, LLC has no voting power over the shares held by it, except for 178,800 shares over which it shares voting power. Of the 4,214,634 shares held by Putnam Investment Management, LLC, Putnam Vista Fund held 2,443,600 shares over which it shared investment power but did not hold voting power.

 (5) Capital Research and Management Company does not hold voting power over the shares held by it and disclaims beneficial ownership of such shares.

 (6) Represents 2,988,525 shares held by Franklin Advisers, Inc. and 235,135 shares held by Franklin Management, Inc. Franklin Advisers, Inc. and Franklin Management, Inc. are investment advisory subsidiaries of Franklin Resources, Inc. Franklin Management, Inc. does not have voting power over the shares held by it. Franklin Resources, Inc., Franklin Management, Inc. and Franklin Advisers, Inc. disclaim beneficial ownership of the shares held by each of them.

 (7) Charles B. Johnson does not hold voting or investment power over the shares held by him. Charles B. Johnson owns in excess of 10% of the outstanding common stock of Franklin Resources, Inc. and is a principal shareholder of Franklin Resources, Inc. Charles B. Johnson disclaims beneficial ownership of the shares held by him.

 (8) Rupert H. Johnson, Jr. does not hold voting or investment power over the shares held by him. Rupert H. Johnson, Jr. owns in excess of 10% of the outstanding common stock of Franklin Resources, Inc. and is a principal shareholder of Franklin Resources, Inc. Rupert H. Johnson, Jr. disclaims beneficial ownership of the shares held by him.

 (9) Includes options to purchase 24,629 shares of common stock exercisable within 60 days of March 30, 2001.

 (10) Includes options to purchase 15,587 shares of common stock exercisable within 60 days of March 30, 2001.

 (11) Includes options to purchase 10,416 shares of common stock exercisable within 60 days of March 30, 2001.

 (12) Includes options to purchase 8,408 shares of common stock exercisable within 60 days of March 30, 2001.

(13) Includes 396 shares held by Ms. Stephanie Kjos-Effertz, wife of Gregory Effertz. Also includes options to purchase 9,458 shares of common stock exercisable within 60 days of March 30, 2001.

(14) Includes 9,227 shares held by James Murdy. Includes options held by executive officers and directors of Retek to purchase 70,713 shares of common stock exercisable within 60 days of March 30, 2001.

                      REPORT OF THE COMPENSATION COMMITTEE
                     OF THE BOARD ON EXECUTIVE COMPENSATION

COMPOSITION OF THE COMMITTEE

     The compensation committee currently consists of Messrs. Buckenham and Carey, who are both "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. Neither Mr. Buckenham nor Mr. Carey has previously been an employee of Retek. Both members meet the definition of "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION PHILOSOPHY

     The compensation committee acts on behalf of Retek's board of directors to establish the general compensation policy of Retek with respect to all of its employees and administers Retek's incentive and equity plans, including the 1999 Equity Incentive Plan, the 1999 Directors' Stock Option Plan, the 1999 Employee Stock Purchase Plan and the HighTouch Technologies, Inc. 1999 Stock Option Plan. Therefore, decisions regarding the compensation of our executive officers, including stock option grants and other equity compensation awards to executives, are made by the compensation committee. The compensation committee reviews base salary levels and target bonuses for

Mr. Buchanan, Retek's chief executive officer, and other executive officers of Retek at or about the beginning of each year.

     The compensation committee relates the compensation of Retek's executive officers, including Mr. Buchanan, directly to corporate performance. The compensation committee strives to maintain a compensation policy for Retek's executive officers that links a portion of each individual's total compensation to Retek's revenue and profit objectives as well as specified individual objectives. Long-term equity incentives for executive officers have been effected through the granting of stock options. Stock option holders derive value from their stock options only if the price of Retek's stock increases above the fair market value on the grant date and the executive remains in Retek's employ for the period required for the options to vest.

     The base salaries, incentive compensation and stock option grants of Retek's executive officers are determined by the compensation committee. The determination is based in part on the compensation committee's review of the Radford Executive Compensation Report (the "Radford Survey") and certain other surveys of prevailing compensation practices among high-technology companies with whom Retek competes for executive talent. The compensation committee evaluates such information in connection with Retek's corporate goals. These surveys are nationally known for their extensive data bases of the compensation practices of high technology companies. The Radford Survey itself includes over 500 high technology companies. To this end, the compensation committee compares the compensation of Retek's executive officers with comparable survey positions and the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition, each executive officer's performance for the previous year and objectives for the subsequent year are reviewed by the compensation committee, and are considered in the context of each executive officer's responsibility level and Retek's past and anticipated future fiscal performance.

EXECUTIVE COMPENSATION

     BASE COMPENSATION. The information included in this Proxy Statement regarding executive salary levels reflects the compensation program that the compensation committee approved in fiscal year 2000.

     INCENTIVE COMPENSATION. Cash bonuses were awarded in 2000 to the extent that an executive officer achieved predetermined individual objectives and Retek met predetermined revenue and profit objectives set by the board of directors at the beginning of the year. Mr. Buchanan's subjective judgment of each executive's performance (other than his own) was taken into account in determining whether individual objectives for 2000 were satisfied. Performance was measured at the end of 2000. The compensation committee intends to continue these practices in 2001. For 2000, the bases of target incentive compensation for executive officers set by the compensation committee were Retek's revenues and profits, ranging from approximately 20% to 75% of an individual's target incentive compensation, with the balance, if any, based on individual objectives, depending on the individual executive.

     STOCK OPTIONS. Stock options are an essential element of Retek's executive compensation package. The compensation committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of Retek's stock.

     The committee typically only grants stock options to an executive officer when the executive first joins Retek or in connection with a significant change in responsibilities. The compensation committee may, however, grant additional stock options to an executive for other reasons such as an executive's anticipated future contribution and ability to impact corporate and/or business unit results or past performance. In the discretion of the compensation committee, an executive officer may also be granted stock options to provide greater incentives to continue their employment with Retek and to strive to increase the value of Retek's stock. Retek stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of Retek's common stock on the date of grant. Retek did not grant stock options under these plans to its named executive officers during 2000.

     During 2001, the compensation committee will consider whether to grant additional options to the named executive officers based on the factors described above.

COMPANY PERFORMANCE AND CEO COMPENSATION

     The compensation committee recommends to Retek's entire board of directors the base salary and incentive compensation of Retek's chief executive officer, Mr. Buchanan. Mr. Buchanan's 2000 compensation was approved by the committee. During 2000, Mr. Buchanan received a base salary of $300,000 and earned incentive compensation of $126,000. Mr. Buchanan's bonus compensation in 2000 represents approximately 60% of his target bonus for 2000. All of Mr. Buchanan's incentive compensation was based upon obtaining and surpassing corporate operating revenue and profit objectives and performance relative to individual goals. These objectives included satisfactorily managing Retek's overall corporate business plan, meeting designated profitability projections and sales targets and significantly strengthening Retek's market position.

COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

     Retek does not expect cash compensation for 2001 to any of its executive officers to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m) of the Internal Revenue Code.

CONCLUSION

     The compensation committee believes that long-term stockholder value is enhanced by company and individual performance and achievement. The compensation plans that the compensation committee has adopted for the executive officers of Retek are based on achievement of performance goals, as well as competitive pay practices. The compensation committee believes that one of its most important functions in serving the interests of the stockholders is to attract, motivate and retain talented executive officers in this competitive environment. In this regard, equity compensation in the form of stock options is vital to this objective and, therefore, to the long term success of Retek.

                                          Compensation Committee

                                          N. Ross Buckenham
                                          Ward Carey III

                         REPORT OF THE AUDIT COMMITTEE

                                                                  April 24, 2001

To the Board of Directors:

     The Audit Committee did not meet to review the Company's audited financial statements prior to the Company filing its Annual Report on Form 10-K with the Securities and Exchange Commission on April 2, 2001 and, as a result, we did not make any recommendation to the Board of Directors regarding the inclusion of financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 prior to such report being filed with the Securities and Exchange Commission. However, we have subsequently:

     - Reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000;

     - Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; and

     - Received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we have concluded that if we had undertaken such reviews and discussions prior to the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, we would have recommended to the Board of Directors that the financial statements referred to above be included in such report.

     We have also considered whether the provision of services by PricewaterhouseCoopers LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 is compatible with maintaining
PricewaterhouseCoopers LLP's independence.

                                          Glen A. Terbeek
                                          N. Ross Buckenham
                                          Stephen E. Watson

     The foregoing Report of Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders for Retek, the NASDAQ Stock Market (U.S.) Index and the JPMorgan H&Q Computer Software Index.(1) The graph assumes that $100 was invested in our common stock and in each index on November 18, 1999, the date of our initial public offering, and assumes reinvestment of dividends. No dividends have been declared or paid on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                COMPARISON OF 14-MONTH CUMULATIVE TOTAL RETURN*
            AMONG RETEK, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE JPMORGAN H&Q COMPUTER SOFTWARE INDEX
[LINE GRAPH]

                                                                                  NASDAQ STOCK               JPMORGAN H & Q
                                                       RETEK, INC.                MARKET (U.S.)             COMPUTER SOFTWARE
                                                       -----------                -------------             -----------------
11/18/99                                                 100.00                      100.00                      100.00
12/31/99                                                 501.67                      136.84                      160.85
12/31/00                                                 162.50                       82.35                      120.26

--------------------------------------------------------------------------------------------------------------------------------
                                                                                   Cumulative Total Return
                                                             -------------------------------------------------------------------
Company/Index Name                                               11/18/1999            12/31/1999            12/31/2000
--------------------------------------------------------------------------------------------------------------------------------
 RETEK INC.                                                        $100.00               $501.67               $162.50
--------------------------------------------------------------------------------------------------------------------------------
 NASDAQ STOCK MARKET (U.S.) INDEX                                   100.00                136.84                 82.35
--------------------------------------------------------------------------------------------------------------------------------
 JPMORGAN H&Q COMPUTER SOFTWARE INDEX                               100.00                160.85                120.26
--------------------------------------------------------------------------------------------------------------------------------

-------------------------

(1) ON JANUARY 2, 2001, CHASE H&Q BECAME JPMORGAN H&Q. AS A RESULT, THE CHASE H&Q COMPUTER SOFTWARE INDEX IS NOW THE JPMORGAN H&Q COMPUTER SOFTWARE INDEX.

* $100 INVESTED ON 11/18/1999 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation for the fiscal years ended December 31, 2000, 1999 and 1998 paid for services rendered by our chairman and chief executive officer and our four other highest-paid executive officers who earned more than $100,000 during the fiscal year ended December 31, 2000. These individuals are collectively referred to as the named executive officers.

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                      ------------
                                                                                       NUMBER OF
                                                     ANNUAL COMPENSATION               SECURITIES
                                          -----------------------------------------    UNDERLYING
NAME AND PRINCIPAL POSITIONS              YEAR   SALARY ($)   BONUS ($)   OTHER ($)    OPTIONS(1)
----------------------------              ----   ----------   ---------   ---------   ------------
John Buchanan...........................  2000    300,000      126,000          0             0
  Chairman and Chief                      1999    250,000      106,250          0       591,100
  Executive Officer                       1998    200,000       97,500          0        30,000

John L. Goedert.........................  2000    220,000      123,750          0             0
  Senior Vice President,                  1999    190,000       81,288          0       374,100
  Research and Development                1998    150,000       90,000          0        35,000

Jeremy P.M. Thomas......................  2000    220,000      140,250          0             0
  Chief Technology Officer                1999     32,420       15,000          0       250,000

David A. J. Bagley......................  2000    185,000       55,500          0             0
  Vice President, Product                 1999    170,000       49,610          0       201,800
  Strategy & Marketing                    1998    130,000       85,000          0         8,000

Gregory A. Effertz......................  2000    190,000       57,000          0             0
  Senior Vice President,                  1999    145,000       60,106          0       223,200
  Finance & Administration,               1998    120,000       35,428          0        25,000
  Chief Financial Officer,
  Treasurer, and Secretary

-------------------------

(1) Our named executive officers were granted options to purchase stock of HNC Software, Inc. early in fiscal 1999. In late fiscal 1999, in connection with our November 1999 initial public offering, we granted options to purchase Retek common stock to our employees, including the named executive officers, in consideration for their agreement to cancel certain of their HNC stock options. The table below sets forth the number of Retek and HNC stock options granted to the named executive officers during fiscal 1999. All stock options granted to the named executive officers during fiscal 1998 were exercisable solely for HNC stock. Eighty percent (80%) of the HNC stock options granted to the named executive officers during fiscal 1999 and fifty percent (50%) of the HNC stock options granted to the named executive officers during fiscal 1998 were cancelled in connection with our stock option exchange program, which is described below. HNC completed its spin-off of Retek on September 29, 2000, and the remaining unexercised HNC stock options held by the named executive officers expired on December 28, 2000. Prior to our November 1999 initial public offering, our employees, including the named executive officers, were offered the opportunity to receive grants of options to purchase Retek common stock in consideration for their agreement to cancel all HNC stock options held by them and that were scheduled to be unvested as of March 31, 2000. Pursuant to this stock option exchange program, the named executive officers agreed to cancel the number of HNC stock options set forth in the table below.

                                                                       NUMBER OF HNC
                            NUMBER OF RETEK       NUMBER OF HNC      OPTIONS CANCELLED
                           OPTIONS GRANTED IN   OPTIONS GRANTED IN   UNDER THE OPTION
 NAMED EXECUTIVE OFFICER      FISCAL 1999          FISCAL 1999       EXCHANGE PROGRAM
 -----------------------   ------------------   ------------------   -----------------
John Buchanan............       591,100               30,000              66,500
John L. Goedert..........       374,100               25,000              48,750
Jeremy P.M. Thomas.......       250,000                    0                   0
David A.J. Bagley........       201,800               25,000              35,250
Gregory A. Effertz.......       223,200               25,000              29,000

STOCK OPTION GRANTS IN FISCAL 2000

     We did not grant any stock options or stock appreciation rights covering Retek common stock to the named executive officers during the fiscal year ended December 31, 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information for the named executive officers regarding Retek options exercised by them during the fiscal year ended December 31, 2000 and exercisable and unexercisable Retek stock options held by them as of December 31, 2000. The "value realized" figures are based on the fair market value of our common stock at the exercise date, minus the per share exercise price, multiplied by the number of options exercised. The "value of unexercised in-the-money options" figures in the right-hand column are based on the market value of our common stock at December 31, 2000, of $24.375, respectively, minus the per share exercise price of the applicable option, multiplied by the number of shares issuable upon exercise of the option.

                                 RETEK OPTIONS

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                              NUMBER OF SHARES          OPTIONS AT DECEMBER 31,       IN-THE-MONEY OPTIONS AT
                            ACQUIRED ON EXERCISE                2000(#)                DECEMBER 31, 2000($)
                         --------------------------   ---------------------------   ---------------------------
                         EXERCISED   VALUE REALIZED
         NAME               (#)           ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            ---------   --------------   -----------   -------------   -----------   -------------
John Buchanan.........         0               0        172,404        419,696       2,478,308      6,018,755
John L. Goedert.......    53,525       1,956,321         55,587        264,988         799,063      3,809,203
Jeremy P.M. Thomas....    62,500       2,239,375         10,416        177,084         149,730      2,545,582
David A. J. Bagley....         0               0         58,858        142,942         846,084      2,054,791
Gregory A. Effertz....    20,000         730,994         45,100        158,100         648,313      2,272,687

EMPLOYMENT AGREEMENT

     We entered into an employment agreement with Mr. Thomas in October 1999. Mr. Thomas serves as our chief technology officer and his employment agreement provides for a two-year term of employment. Mr. Thomas earned a monthly salary of $18,333 in 2000. In the event that we terminate Mr. Thomas' employment other than for cause or if he resigns for good reason, he will be entitled to receive a lump-sum severance payment equal to his base salary multiplied by the number of whole and partial years remaining in the term of his contract, with a minimum severance payment of one year's base salary. Mr. Thomas has agreed to refrain from competing with us until October 29, 2004 or, if longer, until two years following his termination of employment with us. He has also agreed not to solicit our customers or employees during this period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SALE OF SOFTWARE SOLUTIONS TO GANDER MOUNTAIN LLC

     During 2000 we sold $1,717,515 worth of our software and services, including training, custom modification and other services, to Gander Mountain LLC. Mr. Stephen E. Watson, who currently serves as one of our directors, is chief executive officer of Gander Mountain and has served in that capacity since November 1997.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities and Exchange Act of 1934, as amended, our directors, executive officers, and any persons holding more than ten percent of our common stock are required to report to the Securities and Exchange Commission and the NASDAQ National Market their initial ownership of our stock and any subsequent changes in that ownership. Based on a review of Forms 3, 4 and 5 under the Securities Exchange Act furnished to us, we believe that during fiscal year 2000, our officers, directors and holders of more than 10 percent of our common stock filed all Section 16(a) reports on a timely basis.

                      DEADLINE FOR RECEIPT OF STOCKHOLDER
                       PROPOSALS FOR 2001 ANNUAL MEETING

     If you want us to consider including a proposal in next year's proxy statement, you must deliver it in writing to Retek Inc., Midwest Plaza, 801 Nicollet Mall, 11th Floor, Minneapolis, MN 55402, Attention: Secretary, no later than December 11, 2001.

     If you want to present a proposal at next year's annual meeting, but do not wish to have it included in our proxy statement, you must deliver it in writing to us at the above address no earlier than February 15, 2002 and no later than March 17, 2002.

                                          By Order of the Board of Directors

                                          /s/ Gregory A. Effertz
                                          Gregory A. Effertz
                                          Chief Financial Officer,
                                          Vice President, Finance &
                                          Administration,
                                          Treasurer and Secretary

                                   APPENDIX A

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
                            (Adopted April 25, 2001)

PURPOSE

     The purpose of the Audit Committee is to assist the Board of Directors of Retek Inc. (the "Company") in fulfilling its responsibility to oversee the Company's financial reporting process, including monitoring the integrity of the Company's financial statements and the independence and performance of the Company's internal and external auditors.

     It is the responsibility of executive management of the Company to prepare financial statements in accordance with generally accepted accounting principles and of the Company's independent auditors to audit those financial statements. The Audit Committee's responsibility is one of oversight and in carrying out its responsibility, the Audit Committee is not providing any expert or other special assurance as to the Company's financial statements.

MEMBERSHIP REQUIREMENTS

     The Audit Committee shall be comprised of that number of directors as the Board of Directors shall determine from time to time, provided, however, that, in accordance with the Audit Committee Policy of the National Association of Securities Dealers, Inc. (the "NASD"), such number of directors shall not be less than three. Each member of the Audit Committee shall meet all applicable requirements of the Audit Committee Policy of the NASD with respect to independence, financial literacy, accounting or related financial expertise, and any other matters required by the NASD. The members of the Audit Committee, including the Chair thereof, shall be appointed annually by the Board of Directors.

AUTHORITY

     In discharging its oversight responsibilities, the Audit Committee shall have unrestricted access to the Company's management, books and records and the authority to retain outside counsel, accountants or other consultants at the Audit Committee's sole discretion.

RESPONSIBILITIES

     The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may diverge from these responsibilities and may assume such other responsibilities as it deems necessary or appropriate in carrying out its oversight functions. The Audit Committee shall:

     - propose to the Board of Directors annually the appointment of the independent auditors who shall be accountable to the Board of Directors and the Audit Committee. To carry out this responsibility, the Audit Committee shall:

      - annually review with the independent auditors and financial management the scope of the proposed audit for the coming year; and

      - approve the fees and other compensation, if any, to be paid to the independent auditors;

     - determine whether to recommend to the Board of Directors that the Company's financial statements be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission. To carry out this responsibility, the Audit Committee shall:

      - review and discuss the audited financial statements with management and the independent auditors;

      - discuss with the independent auditors the matters required by Statement on Auditing Standards No. 61;

      - review and discuss with the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence and, where appropriate, recommend that the Board of Directors take appropriate action in response to the disclosures to satisfy itself of the independence of the Company's independent auditors; and

      - based upon the reviews and discussions, issue its report for inclusion in the Company's proxy statement.

     - consider whether the provision of services by the independent auditors not related to the audit of the annual financial statement and the review of the interim financial statements included in the Company's Forms 10-Q for such year is compatible with maintaining the auditor's independence.

     - review and discuss with management and the independent auditors the Company's interim financial statements to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission;

     - oversee the functioning of the Company's internal audit function by meeting privately with the independent auditors and with the Company's Controller to review the Company's accounting practices, internal accounting controls and such other matters as the Audit Committee deems appropriate;

     - regularly report to the Board of Directors its conclusions with respect to the matters that the Audit Committee has considered; and

     - review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval.

MEETINGS

     Subject to the Company's Bylaws and resolutions of the Board, the Audit Committee shall meet at least four times annually at such times as the Chair of the Committee shall designate.

                                      PROXY

                                   RETEK INC.

                  PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                             DIRECTORS OF RETEK INC.

     The undersigned stockholder of Retek Inc., a Delaware corporation ("Retek"), hereby appoints Gregory A. Effertz and Todd Hollands, as proxies for the undersigned, with full power of substitution, to attend the 2001 Annual Meeting of Stockholders of Retek to be held on Tuesday, May 29, 2001 at 11:00 a.m., local time, at its corporate headquarters, 801 Nicollet Mall, 11th floor, Minneapolis, MN, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR THE PROPOSALS.

     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

               YOU CAN NOW ACCESS YOUR RETEK INC. ACCOUNT ONLINE.

Access your Retek Inc. stockholder account online via Investor
ServiceDirect(SM)(ISD).

Mellon Investor Services LLC agent for Retek Inc., now makes it easy and convenient to get current information on your stockholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

      -  View account status           -  Make address changes
      -  View certificate history      -  Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.




STEP 1: FIRST TIME USERS - ESTABLISH A PIN    |  STEP 2: LOG IN FOR ACCOUNT ACCESS       | STEP 3: ACCOUNT STATUS SCREEN
                                              |                                          |
You must first establish a Personal           |  You are now ready to log in. To access  | You are now ready to access your
Identification Number (PIN) online by         |  your account please enter your:         | account information. Click on the
following the directions provided in          |                                          | appropriate button to view or
the upper right portion of the web            |  - SSN                                   | initiate transactions.
screen as follows.  You will also need        |  - PIN                                   |
your Social Security Number (SSN)             |  - Then click on the (Submit) button     | - Certificate History
available to establish a PIN.                 |                                          | - Address Change
                                              |  If you have more than one account,      |
INVESTOR SERVICEDIRECT(SM) IS CURRENTLY       |  you will now be asked to select the     |
ONLY AVAILABLE FOR DOMESTIC INDIVIDUAL        |  appropriate account.                    |
AND JOINT ACCOUNTS.                           |                                          |
                                              |                                          |
- SSN                                         |                                          |
- PIN                                         |                                          |
- Then click on the (Establish PIN) button    |                                          |
                                              |                                          |
Please be sure to remember your PIN, or       |                                          |
maintain it in a secure place for future      |                                          |
reference.

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             FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                    9AM-7PM MONDAY-FRIDAY EASTERN TIME





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THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE.        Please mark indicated in   [X]
IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY          your votes as this example
WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR THE FOLLOWING PROPOSALS AND OTHERWISE IN
THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.



  1. Election of Class II Directors:                             Nominees: John Buchanan, N. Ross Buckenham

          FOR ALL NOMINEES                WITHHOLD               (Instruction. To withhold authority to vote for any individual
           LISTED TO THE RIGHT            AUTHORITY              nominee, write that nominee's name on the space provided below.)
          (EXCEPT AS MARKED      TO VOTE FOR ALL NOMINEES
           TO THE CONTRARY)           LISTED TO THE RIGHT
                 [  ]                        [  ]                ----------------------------------------------------------------

  2. Ratification of appointment by Retek's Board of Directors of PricewaterhouseCoopers LLP to serve as Retek's independent accountants for the 2001 fiscal year.


                                             FOR    AGAINST    ABSTAIN

                                            [  ]     [  ]       [  ]             PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS
                                                                                 PROXY IN THE ENCLOSED ENVELOPE.
                                                                       ------
                                                                            |
                                                                            |    Please sign exactly as name appears hereon and
                                                                            |    date. If the shares are held jointly, each holder
                                                                                 should sign. When signing as an attorney, executor,
                                                                                 administrator, trustee, guardian or as an officer
                                                                                 signing for a corporation, please give full title
                                                                                 under signature.

                                                                                 Dated                                      , 2001
                                                                                       -------------------------------------

                                                                                 -------------------------------------------------
                                                                                 Signature

                                                                                 -------------------------------------------------
                                                                                 Signature

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